UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 30, 2008
                                                         ----------------

                           Portec Rail Products, Inc.
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)

        West Virginia                 0-50543                     55-0755271
-----------------------------       -----------              ------------------
(State or Other Jurisdiction)  (Commission File No.)          (I.R.S. Employer
      of Incorporation)                                      Identification No.)

900 Old Freeport Road, Pittsburgh, Pennsylvania.                    15238
------------------------------------------------                    -----
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code:  (412) 782-6000
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement.
                  -------------------------------------------

         On January 30, 2008, Portec Rail Products, Inc. (the "Registrant") granted stock options to the following "Named Executive Officers" (as defined by Item 402(a)(3) of Securities and Exchange Commission Regulation S-K) pursuant to the Registrant's 2006 Stock Option Plan. Options have an exercise price of $9.68 and vest equally over 5 years. The forms of award documents are incorporated by reference to Exhibit 10.1 of the Current Report of Form 8-K as filed with the SEC on January 18, 2007.

        Name                              Title                    Stock Options
------------------------   --------------------------------------  -------------

Richard J. Jarosinski      President and Chief Executive Officer           5,000
Konstantinos Papazoglou    Executive Vice President and Chief              5,000
                           Operating Officer
John N. Pesarsick          Chief Financial Officer                         5,000


Item 9.01         Financial Statements and Exhibits
                  ---------------------------------

(a)               Financial statements of businesses acquired. Not Applicable.

(b)               Pro forma financial information. Not Applicable.

(c)               Shell company transactions: Not Applicable.

(d)               Exhibits.

                  The following Exhibit is attached as part of this report:

                  10.1 Form of Portec Rail Products, Inc. 2006 Stock Option Plan Stock Option Agreement (Employees) (incorporated by reference to Exhibit 10.1 of the Current Report of Form 8-K as filed with the SEC on January 18, 2007)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      PORTEC RAIL PRODUCTS, INC.



DATE: February 1, 2008                    By:         /s/ John N. Pesarsick
                                                      --------------------------
                                                      John N. Pesarsick
                                                      Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------

   10.1 Form of Portec Rail Products, Inc. 2006 Stock Option Plan Stock Option Agreement (Employees) (incorporated by reference to Exhibit 10.1 of the Current Report of Form 8-K as filed with the SEC on January 18, 2007)